AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) | RATING | PAGE OF PAGES 1 19

2. CONTRACT (Proc. Inst. Ident.) NO. W911NF-07-C-0070

3. EFFECTIVE DATE 13 Jul 2007

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 53496CHST107281

5. ISSUED BY CODE W911NF
US ARMY RDECOM ACQ CTR - W911NF
4300 S. MIAMI BLVD
DURHAM NC 27703

6. ADMINISTERED BY (If other than Item 5) CODE
See Item 5

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)
MPHASE TECHNOLOGIES INC
MIKE DEVLIN
150 CLOVE RD
LITTLE FALLS NJ 07424-2138

CODE 4ALV9 | FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES 3 (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: | ITEM Section G

11. SHIP TO/MARK FOR CODE W36QYT
TRANSPORTATION OFFICE - W36QYT
PR PROP BK ACCT DURHAM
PO BOX 12211
RESEARCH TRIANGLE PARK NC 27709-2211

12. PAYMENT WILL BE MADE BY CODE HQ0303
DFAS-ROCK ISLAND
ROCK ISLAND OPERATING LOCATION
ATTN: DFAS-RI-FPV
BUILDING 68
ROCK ISLAND IL 61299-8000

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT **$99,687.00**

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ___ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)
MARTIN SMILEY

20A. NAME AND TITLE OF CONTRACTING OFFICER
TEL: EMAIL:

19B. NAME OF CONTRACTOR
BY [signature] (Signature of person authorized to sign)

19C. DATE SIGNED 7/12/2007

20B. UNITED STATES OF AMERICA
BY ___ (Signature of Contracting Officer)

20C. DATE SIGNED

SECTION B – Supplies or Services and Prices

B.1. This is a Fixed Price Contract.

B.2. Line Item Description. In accordance with the terms and conditions of this contract, the Contractor, independently and not as an agent of the Government, shall provide all necessary materials, labor, equipment, and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incident to the satisfactory and timely performance of Contract Line Item Number(s).

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Dollars, U.S.		

SCIENTIFIC RESEARCH SERVICES
FFP
Small Business Technology Transfer (STTR) proposal #A074-001-0031, titled "Long life, Low power, Multicell battery" sets forth the research to be completed under this contract line item number (CLIN). Payments shall be disbursed in accordance with the total amount delineated in each SubCLIN listed herein.

PURCHASE REQUEST NUMBER: 53456CHST107281
PROJECT: P-53456-CH-ST1

NET AMT $0.00

ACRN AA $0.00
CIN: 53456CHST1072810001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA		1	Dollars, U.S.	$16,612.00	$16,612.00

FIRST MONTHLY REPORT
FFP

PURCHASE REQUEST NUMBER: 53456CHST107281
PROJECT: P-53456-CH-ST1

NET AMT $16,612.00

ACRN AA $16,612.00
CIN: 53456CHST1072810001AA

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB		1	Dollars, U.S.	$16,615.00	$16,615.00

SECOND MONTHLY REPORT
FFP

PURCHASE REQUEST NUMBER: 53456CHST107281
PROJECT: P-53456-CH-ST1

NET AMT $16,615.00

ACRN AA $16,615.00
CIN: 53456CHST1072810001AB

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC		1	Dollars, U.S.	$16,615.00	$16,615.00

THIRD MONTHLY REPORT
FFP

PURCHASE REQUEST NUMBER: 53456CHST107281
PROJECT: P-53456-CH-ST1

NET AMT $16,615.00

ACRN AA $16,615.00
CIN: 53456CHST1072810001AC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AD		1	Dollars, U.S.	$16,615.00	$16,615.00

FOURTH MONTHLY REPORT
FFP

PURCHASE REQUEST NUMBER: 53456CHST107281
PROJECT: P-53456-CH-ST1

NET AMT $16,615.00

ACRN AA $16,615.00
CIN: 53456CHST1072810001AD

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AE		1	Dollars, U.S.	$16,615.00	$16,615.00

FIFTH MONTHLY REPORT
FFP

PURCHASE REQUEST NUMBER: 53456CHST107281
PROJECT: P-53456-CH-ST1

NET AMT $16,615.00

ACRN AA $16,615.00
CIN: 53456CHST1072810001AE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AF		1	Dollars, U.S.	$16,615.00	$16,615.00

FINAL REPORT
FFP

PURCHASE REQUEST NUMBER: 53456CHST107281
PROJECT: P-53456-CH-ST1

NET AMT $16,615.00

ACRN AA $16,615.00
CIN: 53456CHST1072810001AF

SECTION C - Descriptions and Specifications

C.1. Proposed Effort. The Small Business Technology Transfer (STTR) Program Phase I proposal #A074-001-0031, titled "Long life, Low power, Multicell battery", sets forth the research to be performed under this contract and is incorporated by reference into the subject contract. The work to be performed under this contract will be in accordance with the Contractor's proposal and modifications to the contract, if any.

C.2. Principle Investigator. The Principle Investigator for this contract is Mr. Steve Simon. Changes to the PI require prior approval and a modification to the contract.

SECTION D - Packaging and Marking

D.1. Packaging (preservation and packing) and marking of deliverable items called for under this contract shall be in accordance with Contractor's best commercial practice to insure safe arrival at destination.

SECTION E - Inspection and Acceptance

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0001AA	Destination	Government	Destination	Government
0001AB	Destination	Government	Destination	Government
0001AC	Destination	Government	Destination	Government
0001AD	Destination	Government	Destination	Government
0001AE	Destination	Government	Destination	Government
0001AF	Destination	Government	Destination	Government

THE FOLLOWING CONTRACT CLAUSE IS PERTINENT TO THIS SECTION AND HEREBY INCORPORATED BY REFERENCE:

REF #:	FAR CLAUSE	CLAUSE TITLE AND DATE
1	52.246-9	INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) APR 1984

E.1. The contractor will submit all scientific reports to the office specified in Section F.2. of the contract for inspection and acceptance. Reports shall be prepared in accordance with the STTR Program Solicitation and in accordance with Sections F.2 of this contract.

SECTION F - Deliveries or Performance

CLIN	DATE	QTY	SHIP TO ADDRESS	UIC
0001			TRANSPORTATION OFFICE - W36QYT PR PROP BK ACCT DURHAM PO BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211 FOB: Destination	W36QYT
0001AA	12 AUG 2007	1	(Same as stated above)	
0001AB	11 SEP 2007	1	(Same as stated above)	
0001AC	11 OCT 2007	1	(Same as stated above)	
0001AD	10 NOV 2007	1	(Same as stated above)	
0001AE	10 DEC 2007	1	(Same as stated above)	
0001AF	09 JAN 2008	1	(Same as stated above)	

NOTICE: THE FOLLOWING CONTRACT CLAUSES PERTINENT TO THIS SECTION ARE HEREBY INCORPORATED BY REFERENCE:

REF. NO.	FAR CLAUSE NUMBER	CLAUSE TITLE AND DATE
1.	52.242-15	STOP-WORK ORDER (AUG 1989)
2.	52.247-34	F.O.B. DESTINATION (NOV 1991)

F.1. Period Of Performance: The research called for by this contract shall be performed during the six month period of performance from the effective date shown in block 3 of the Standard Form 26 or contract cover page.

F.2. Delivery of Data: Reports called for by this contract must be delivered as follows:

(a) Monthly Status Reports – The reports will be submitted on a monthly basis and will be submitted electronically in PDF format to the following e-mail address: reports@aro.army.mil. Hard copies will be accepted if electronic submission is not possible. If hard copies are sent, send 2 copies of the Monthly Status Report to the appropriate address below. Reports will identify (1) the name of the contractor, (2) the contract number, (3) the Contract Line Item Number (CLIN) being billed against and (4) the period of performance.

VIA U.S. MAIL:
U.S. Army Research Office
ATTN: Mr. Bill Bratton
P.O. Box 12211
Research Triangle Park, NC 27709-2211
Email: bill.bratton@us.army.mil

VIA OVERNIGHT CARRIER:
U.S. Army Research Office
ATTN: Mr. Bill Bratton
4300 South Miami Blvd.
Durham, NC 27703-9142
PH: 919-549-4220

(b) Final Technical Report – A Final Technical Report (FTR) shall be submitted electronically in PDF format to the following e-mail address: http://www.arl.army.mil/main/main/default.cfm?Action=29&Page=218. Hard copies will be accepted if electronic submission is not possible. If hard copies are sent, send 2 copies to the appropriate address shown above.

The FTR report will be delivered within 30 calendar days after the expiration of the Performance Period (F.1) or any extensions thereto. Administrative costs are permitted for the development of this report, but total payment not-to-exceed the total negotiated contract line item amount. The report shall include a completed SF298, "Report Documentation Page" as the first page, identifying the purpose of the work, a brief description of the work, the findings or results, and potential applications of the effort. The SF298 may be published by DoD, and therefore must not contain proprietary or classified information. The balance of the report should indicate in detail the project objectives; work carried out, and results obtained. In completing the SF 298, the following issues need to be addressed:

(1) Block 12a (Distribution/Availability Statement) of the SF 298 in each unclassified final report must contain the following statements (see www.aro.army.mil/forms):

- Distribution authorized to U.S. Government Agencies only; contains proprietary information.

(2) Block 13 (Abstract) of the SF 298 must include as the first sentence, "Report developed under STTR contract W911NF-07-C-0070" for topic "A07-T001". The abstract must identify the purpose of the work, a brief description of the work performed, results achieved and potential applications of the effort. Since the DoD will publish the abstract, it must not contain proprietary or classified data.

(3) Block 14 (Subject Terms) of the SF298 must include the term "STTR Report."

(4) DD Form 882, Report of Inventions and Subcontracts. Submit two copies with the Final Technical Report.

Note: The final payment is subject to an approved Final Technical Report. The U.S. Army Research Office has the responsibility to submit a copy of the Final Technical Report to the Defense Technical Information Center (DTIC).

SECTION G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 21 0708 2040 0000 018129 7 6N 6N7C 665502861PJ 255Y 7PJ53456CH8APJ 7X8APJ 018129
AMOUNT: $99,687.00
CIN 53456CHST1072810001AA: $16,612.00
CIN 53456CHST1072810001AB: $16,615.00
CIN 53456CHST1072810001AC: $16,615.00
CIN 53456CHST1072810001AD: $16,615.00
CIN 53456CHST1072810001AE: $16,615.00
CIN 53456CHST1072810001AF: $16,615.00

Note:
1. Final payment should be made upon receipt of the approved Final Technical Report.
2. Contractor costs incurred after the period of performance for the preparation and shipping of the Final Technical Report are allowable if within the contract ceiling amount.

G.1. Contract Administration. Personnel assigned to the office shown in Block #5 of Standard Form 26, Contract Cover Page, will administer this contract.

G.2. Contracting Officer's Technical Representative (COR).

Dr. Robert Mantz
US Army Research Office
P.O. Box 12211
Research Triangle Park, NC 27709-2211
Voice: (919) 549-4309
FAX: (919) 549-4310

G.3. Defense Contract Audit Agency (DCAA)

Northern New Jersey Branch Office- 06201
Picatinny Arsenal,
Building 350 South
Picatinny, NJ 07806-5000
Phone No: 973-724-4932
Fax No: 973-724-2187
E-mail: dcaa-fao6201@dcaa.mil

G.4. Payment Information and Inquiries.

a) This manual process shall only be used temporary until be the Army is fully operational on the WAWF system. Once the WAWF system is functional Mr. Bill Bratton will notify all contractors.

b) The contractor shall submit its payment invoices electronically (preferably with monthly report) to reports@aro.army.mil or bill.bratton@us.army.mil. If this is not possible, you may fax the invoice only to 919-549-4310 to "Attention Mr. Bill Bratton".

c) The contractor shall include the following information on all vouchers:

1. The Contractor shall identify on all vouchers: Name and Address of the Contractor.
2. Invoice Date (The contractor is encouraged to date invoices as close as possible to the date of the mailing or transmission).
3. Contract Number
4. Description of services performed.
5. Name (where applicable), title, telephone number, and mailing address of person to be notified in the event of a defective invoice.
6. Any other pertinent information or documentation required by the contract (verification that a monthly report was submitted).
7. Invoice #
8. Cage Code

d) The ARO Invoice Processing personnel will then obtain the appropriate signatures on the certification form for payments and send them BY FAX to the cognizant DFAS payment office. DFAS customer service is 1-800-756-4571. The DFAS payment office is identified on the face of the SF26.

Note: All invoices must identify the CLIN and sub-CLIN under which payment is being requested. INVOICES, WHICH DO NOT IDENTIFY THE PROPER CLIN(S), WILL BE REJECTED BY THE PAYMENT OFFICE AS IMPROPER. If DFAS discovers one or more errors in the invoice, it will note the errors on the invoice and fax it to the contractor for revision or execution of required certifications. The contractor may then revise the invoice and fax it back to DFAS for continued processing. The contractor should contact DFAS to verify receipt of the fax. This process is estimated to take thirty days or more.

SECTION H - Special Contract Requirements

H.1. Release of Information and Acknowledgment of Sponsorship.

a. Neither the contractor nor any of his employees shall release or publish any news related to this contract without providing a copy to the Contracting Officer Representative (COR/COTR).

b. The contractor agrees that in the release of information relating to this contract, such release shall include a statement to the effect that the project or effort depicted was or is sponsored by the U.S. Army Research Office, and that the content of the information does not necessarily reflect the position or the policy of the Government, and no official endorsement should be inferred.

c. For the purpose of this provision, "information" includes news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, trade association proceedings, symposia, etc.

d. The contractor further agrees to include this provision in any subcontract awarded as a result of this contract.

H.2. Research Responsibility

a. The contractor shall bear responsibility for the conduct of the research specified in the contractor's proposal identified in the contract. The contractor will exercise judgment in obtaining the stated research objectives within the limits of the terms and conditions of the contract; provided, however, that the contractor will obtain the contracting officer's (CO) approval to change the Statement of Work. Consistent with the foregoing the contractor shall conduct the work as set forth in his proposal and accepted by the contract award.

b. The Contractor shall notify the CO if the principal investigator plans to devote less effort to the project than specified in the proposal.

c. Prior to a change in the Principal Investigator (PI), the Contractor shall notify the Contracting Officer and request approval of the replacement. Approval will be based on receipt of a resume providing background information supporting the selection of the replacement. A contract modification will be issued to officially name the newly assigned PI.

H.3. Contracting Officer's Authority

The Contracting Officer is the only person authorized to direct changes in any of the requirements under this contract and notwithstanding any provisions contained elsewhere in this contract, the said authority remains solely in the Contracting Officer. In the event that the contractor effects any such changes at the direction of any other person other than the Contracting Officer, the change will be considered to have been made without authority and solely the risk of the contractor.

H.4. Section K – Representations and Certifications

Section K – Representations and Certifications, and Other Statement of Offerors, as completed by the Contractor in relation to this contract, is hereby incorporated by reference.

H.5. Rights in Data Developed Under STTR Funding Agreements

a. Agencies must insert the provisions of (b) (1), (2) and (3) of Section 8, Terms of Agreement Under STTR Awards, as prescribed in the policy directive for all STTR Phase I, Phase II, and Phase III awards. These data right clauses are non-negotiable and must not be the subject of negotiations pertaining to an STTR Phase III award, or diminished or removed during award administration. An agency must not, in any way, make issuance of an STTR.

b. The Small Business Technology Transfer Program Act, Public Law 107-50, provides for "retention by an SBC (Small Business Company) of the rights to data generated by the concern in the performance of an STTR award.

(1) Each agency must refrain from disclosing STTR technical data to outside the government (except reviewers) and especially to competitors of the SBC, or from using the information to produce future technical procurement specifications that could harm the SBC that discovered and developed the innovation.

(2) STTR agencies must protect from disclosure and non-governmental use all STTR technical data developed from work performed under an STTR funding agreement for a period of not less than 4 years from delivery of the last deliverable under that agreement (either Phase I, Phase II or Federally-funded STTR Phase III) unless, subject to (b) (3) of this section, the agency obtains permission to disclose such STTR technical data from the awardee of STTR applicant. Agencies are released from obligation to protect STTR data upon expiration of the protection period except that any such data that is also protected and referenced under a subsequent STTR award must remain protected through the protection period of that subsequent STTR award. For example, if a Phase III award I issued within or after the Phase II data rights protection period and the Phase III award refers to and protects data developed and protected under the Phase II award, then that data must continue to be protected through the Phase III protection period. Agencies have discretion to adopt a protection period longer than four years. The government retains a royalty-free license for government use of any technical data delivered under an STTR award, whether patented or not. This section does not apply to program evaluation.

(3) STTR Technical data rights apply to all STTR awards, including subcontracts to such awards, that fall within the statutory definition of Phase I, II, or III of the STTR Program, as described in Section 4 of this Policy Directive. The scope and extent of the STTR technical data rights applicable to Federally-funded Phase III awards is identical to the STTR data rights applicable to Phases I and II STTR awards. The data rights protection period lapses only: (i) upon expiration of the protection period applicable to the STTR award, or (ii) by agreement between the awardee and the agency.

(4) Agencies must insert the provisions of (b)(1), (2), and (3) above as STTR data rights clauses into all STTR Phase I, Phase II, and Phase III awards. These data rights clauses are non-negotiable and must not be the subject of negotiations pertaining to an STTR Phase III award, or diminished or removed during award administration. An agency must not, in any way, make issuance of an STTR Phase III award conditional on data rights. If the STTR awardee wishes to transfer its STTR data rights to the awarding agency or to a third party, it must do so in writing under separate agreement. A decision by the awardee to relinquish, transfer, or modify in any way its STTR data rights must be made without pressure or coercion by the agency or any other party. Following issuance of an STTR Phase III award, the awardee may enter into an agreement with the awarding agency to transfer or modify the data rights contained in that STTR Phase III award. Such a bilateral data rights agreement must be entered into only after the STTR Phase III award, which includes the appropriate STTR data rights clause, has been signed. SBA must immediately report to the Congress any attempt or action by an agency to condition an STTR award on data rights, to exclude the appropriate data rights clause from the award, or to diminish such rights.

H.6. The contractor and the partnering research institution identified in the contractor's proposal have a written agreement, allocating intellectual property rights and rights, if any, to carry out follow-on research, development, or commercialization. The contractor thus certifies that said agreement is satisfactory and does not conflict with the interests of the Government. Said agreement will be available to the Government upon request.

H.7. Subcontractor:

Approval is granted for the contractor to enter into a subcontract with Rutgers University as delineated in the cost proposal dated March 21, 2007. Extensions to the subcontract may be authorized upon contractor receipt of a properly executed modification from the government without further prior approvals.

H.8. Contractor Manpower Reporting:

Technical Cost Analysis of Contractor Manpower Reporting (CMR) Requirement
Accounting for Contract Services, otherwise known as contractor Manpower Reporting (CMR), is a Department of Defense Business Initiative Council (BIC) sponsored program to obtain better visibility of the contractor service workforce. This reporting requirement applies to all Army contracts. Offerors are instructed to include costs to report CMR data within their cost proposal.

Requirements:
The contractor is required to report the following contractor manpower information, associated with performance of this contract action in support of Army requirements, to the Office, Assistant Secretary of the Army (Manpower and Reserve Affairs), using the secure Army data collection web-site at
https://contractormanpower.us.army.mil/:

1. Direct Labor: Direct labor hours and the value of those hours; 2. Indirect Labor: Composite indirect labor hours associated with the reported direct hours, and the value of those indirect labor hours plus compensation related costs for direct labor hours ordinarily included in the indirect pools; or two distinct, relevant annual composite or average indirect labor rates. If used in lieu of raw indirect labor hours and the value of those indirect hours, the rates may be annualized average estimates for the reporting contractor and need not be developed for each reporting period.

(i) Composite Indirect Rate for Indirect Man-hours: If provided, the composite indirect labor rate will be used to grossly estimate the number of indirect hours associated with services reported in each period, when multiplied by the reported direct labor hours.

(ii) Composite Indirect Rate for Compensation Value: If provided, a different composite indirect labor rate will be used to grossly estimate the value of compensation related charges not included in the value of direct labor charges, when multiplied by the reported direct labor value. This rate shall include: salaries and wages for indirect labor hours; directors' fees; bonuses (including stock); incentive awards; employee stock options; stock appreciation rights; employee insurance, fringe benefits (e.g., vacation, sick leave, holidays, military leave, supplemental unemployment benefit plans); contributions to pension plans (defined benefit, defined contribution); other post-retirement benefits, annuity, and employee incentive compensation and deferred compensation plans; early retirement plans; off-site pay; incentive pay; hardship pay; severance pay; and COLA differential;

(iii) Actual Estimated Indirect Labor Hours and Value(s): Contractors may choose to report estimated total hours and dollars for indirect labor (related to the reported direct labor) and compensation charges not reported as direct labor charges (as opposed to providing average composite rates). Either method chosen should be consistently reported.

Uses and Safeguarding of Information:
The information submitted will be treated as contractor proprietary information when associated with a contractor name or contract number. The Assistant Secretary of the Army (Manpower and Reserve Affairs) will oversee the aggregation of this information and will exclude contract number and contractor name from any use of this data (except as necessary for internal Army verification and validation measures). The planning factor(s) derived from this data by ASA (M&RA) and its contract support (if any) will be used solely for Army manpower planning purposes and will not be applied to any specific acquisition(s).

Detailed data by contract number and name will not be released to any Governmental entity other than ASA (M&RA), except for purposes of assessing compliance with the reporting requirement itself, and will only be used for the stated purposes (reporting and planning). Any potentially sensitive data released within the Army or to its contractor will be clearly marked as Contractor Proprietary. Non-sensitive roll-up information may eventually be published for public inspection after such data has been validated as deemed appropriate.

Sub-Contractor(s):
The contractor shall ensure that all reportable sub-contractor data is timely reported to the data collection web site (citing this contract/order number). At the discretion of the prime contractor, this reporting may be done directly by subcontractors to the data collection site; or by the prime contractor after consolidating and rationalizing all significant data from their sub-contractors.

Report schedule:
The contractor is required to report the required information to the Office of the Assistant Secretary of the Army (Manpower and Reserve Affairs) data collection web site generally contemporaneous with submission of a request for payment (for example, voucher, invoice, or request for progress payment), but not less frequently than quarterly, retroactive to October 1, 1999, or the start of the contract/order, whichever is later. Deviation from this schedule requires approval of the contracting officer.

(i) Reporting format: The information required should be reported electronically to the M&RA data collection point, at https://contractormanpower.us.army.mil. This web site identifies and explains all the mandatory data elements and format required to assure reliable and consistent collection of the data required by law, and includes, but is not limited to, identification of the information collected pursuant to Sec. 668.2(d)(1) and (2) as related to:

(1) Reporting to Congress or Army Leadership: Data elements required for reports to Congress and Army manpower planning, such as: the applicable federal supply class or service code, appropriation data (and estimated value for each appropriation where more than one appropriation funds a contract), major Army organizational element receiving or reviewing the work, and place of performance/theater of operation where contractor performs the work.

(2) Data Credibility: Data elements required for purposes of assuring credible and consistent reporting and general compliance with the reporting requirement, such as: beginning and ending dates for reporting period; contract number (including task or delivery order number); name and address of contracting office; name, address and point of contact for contractor; and total estimated value of contract.

Reporting Flexibility:
Contractors are encouraged to communicate with the help desk identified at the data collection web site to resolve reporting difficulties. The web site reporting pages include a ``Remarks" field to accommodate non-standard data entries if needed to facilitate simplified reporting and to minimize reporting burdens arising out of unique circumstances. For example, contractors may use the remarks field to identify multiple delivery orders associated with a single data submission or record, so long as the contract number, federal supply or service code, major Army organizational element receiving or reviewing the work, and contracting office are the same for the reporting period for that set of delivery orders, rather than entering a separate data submission or record for each individual delivery order. Subcontract data may also be consolidated in a single report for a reporting period. Other changes to facilitate reporting may be authorized by the contracting officer or the Help Desk (under Army policy direction and oversight).

SECTION I - Contract Clauses

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

FAR 52.252-2 Clauses Incorporated by Reference (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://arlinside.arl.mil/offices/procure/library.htm or http://farsite.hill.af.mil/VFFARa.htm

FAR CLAUSE #	TITLE	DATE
FAR 52.202-1	Definitions	(JUL 2004)
FAR 52.203-3	Gratuities	(APR 1984)
FAR 52.203-5	Covenant Against Contingent Fees	(APR 1984)
FAR 52.203-6	Restrictions on Subcontractor Sales to the Government	(JUL 1995)
FAR 52.203-7	Anti-Kickback Procedures	(JUL 1995)
FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	(JAN 1997)
FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity	(JAN 1997)
FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions	(SEP 2005)
FAR 52.204-4	Printed or Copied Double-Sided on Recycled Paper	(AUG 2000)
FAR 52.204-7	Central Contractor Registration	(JUL 2006)
FAR 52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	(JAN 2005)
FAR 52.211-8	Time of Delivery (See Section F)	(JUN 1997)
FAR 52.215-2	Audit & Records—Negotiation	(JUN 1999)
	Alt II	(APR 1998)
FAR 52.215-8	Order of Precedence Uniform Contract Format	(OCT 1997)
FAR 52.215-10	Price Reduction For Defective Cost or Pricing Data	(OCT 1997)
FAR 52.215-12	Subcontractor Cost Or Pricing Data	(OCT 1997)
FAR 52.215-14	Integrity of Unit Prices	(OCT 1997)
FAR 52.215-15	Pension Adjustments and Asset Reversions	(OCT 2004)
FAR 52.215-17	Waive of Facilities Capital Cost of Money	(OCT 1997)
FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	(JUL 2005)
FAR 52.215-19	Notification of Ownership Changes	(OCT 1997)
FAR 52.216-7	Allowable Cost and Payment	(DEC 2002)
FAR 52.216-8	Fixed Fee	(MAR 1997)
FAR 52.217-9	Option to Extend the Term of the Contract	(MAR 2000)
FAR 52.219-8	Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns	(MAY 2004)
FAR 52.222-2	Payment for Overtime Premiums	(JUL 1990)
FAR 52.222-3	Convict Labor	(JUN 2003)
FAR 52.222-21	Prohibition of Segregated Facilities	(FEB 1999)
FAR 52.222-26	Equal Opportunity	(APR 2002)
FAR 52.222-35	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era	(DEC 2001)

FAR CLAUSE #	TITLE	DATE
FAR 52.222-36	Affirmative Action for Workers with Disabilities	(JUN 1998)
FAR 52.222-37	Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era	(DEC 2001)
FAR 52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	(DEC 2004)
FAR 52.222-50	Combating Trafficking in Persons	(APR 2006)
FAR 52.223-6	Drug-Free Workplace	(MAY 2001)
FAR 52.223-14	Toxic Chemical Release Reporting	(AUG 2003)
FAR 52.225-13	Restriction on Certain Foreign Purchases	(FEB 2006)
FAR 52.227-1	Authorization and Consent	(JUL 1995)
	Alternate I	(APR 1984)
FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement	(AUG 1996)
FAR 52.227-11	Patent Rights -- Retention by the Contractor (Short Form)	(JUN 1997)
FAR 52.227-20	Rights in Data-SBIR	(MAR 1994)
FAR 52.228-7	Insurance--Liability to Third Persons	(MAR 1996)
FAR 52.232-9	Limitation on Withholding of Payments	(APR 1984)
FAR 52.232-17	Interest	(JUN 1996)
FAR 52.232-20	Limitation of Cost	(APR 1984)
FAR 52.232-23	Assignment of Claims	(JAN 1986)
FAR 52.232-25	Prompt Payment	(OCT 2003)
FAR 52.232-33	Payment by Electronic Funds Transfer Payment	(OCT 2003)
FAR 52.233-1	Disputes	(JUL 2002)
FAR 52.233-3	Protest After Award	(AUG 1996)
	Alternate I	(JUN 1985)
FAR 52.233-4	Applicable Law for Breach of Contract Claim	(OCT 2004)
FAR 52.242-1	Notice of Intent to Disallow Costs	(APR 1984)
FAR 52.242-3	Penalties for Unallowable Costs	(MAY 2001)
FAR 52.242-4	Certification of Final Indirect Costs	(JAN 1997)
FAR 52.242-13	Bankruptcy	(JUL 1995)
FAR 52.242-15	Stop-Work Order	(AUG 1989)
	Alternate I	(APR 1984)
FAR 52.243-2	Changes – Cost Reimbursement	(AUG 1987)
	Alternate I	(APR 1984)
FAR 52.244-2	Subcontracts (Cost Reimbursement and Letter Contracts)	(AUG 1998)
	Alternate I	(JAN 2006)
FAR 52.244-5	Competition in Subcontracting	(DEC 1996)
FAR 52.244-6	Subcontracts for Commercial Items	(FEB 2006)
FAR 52.245-5	Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts)	(MAY 2004)
FAR 52.245-9	Use and Charges	(AUG 2005)
FAR 52.246-9	Inspection of Research and Development (Short Form)	(APR 1984)
FAR 52.247-1	Commercial Bill of Lading Notations	(FEB 2006)
FAR 52.247-63	Preference for U.S.-Flag Air Carriers	(JUN 2003)
FAR 52.249-6	Termination (Cost Reimbursement)	(MAY 2004)
FAR 52.249-14	Excusable Delays	(APR 1984)
FAR 52.253-1	Computer Generated Forms	(JAN 1991)

FAR CLAUSE #	TITLE	DATE
FAR 52.215-19	Notification of Ownership Changes	(OCT 1997)

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall --

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor's ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

I.2. DEFENSE ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS CLAUSE #	TITLE	DATE
DFARS 252.201-7000	Contracting Officer's Representative	(DEC 1991)
DFARS 252.203-7001	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	(DEC 2004)
DFARS 252.204-7001	Commercial and Government Entity (CAGE) Code Reporting	(AUG 1999)
DFARS 252.204-7003	Control of Government Personnel Work Product	(APR 1992)
DFARS 252.204-7004	Required Central Contractor Registration Alt. A	(NOV 2003)
DFARS 252.205-7000	Provision of Information to Cooperative Agreement Holders	(DEC 1991)
DFARS 252.209-7004	Subcontracting with Firms That are Owned or Controlled by the Government of a Terrorist Country	(MAR 1998)
DFARS 252.215-7000	Pricing Adjustment	(DEC 1991)
DFARS 252.215-7002	Cost Estimating System Requirements	(OCT 1998)
DFARS 252.225-7001	Buy American Act and Balance of Payments Program.	(JUN 2005)
DFARS 252.225-7002	Qualifying Country Sources as Subcontractors.	(APR 2003)
DFARS 252.225-7012	Preference for Certain Domestic Commodities	(JUN 2004)
DFARS 252.225-7016	Restriction on Acquisition of Ball and Roller Bearings.	(MAR 2006)
DFARS 252.227-7016	Rights in Bid or Proposal Information	(JUN 1995)
DFARS 252.227-7017	Identification and Assertion of Use, Release, or Disclosure Restrictions	(JUN 1995)
DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program.	(JUN 1995)
DFARS 252.227-7019	Validation of Asserted Restrictions-Computer Software	(JUN 1995)
DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	(JUN 1995)
DFARS 252.227-7030	Technical Data -- Withholding of Payment	(MAR 2000)
DFARS 252.227-7034	Patents-Subcontracts	(APR 1984)
DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data	(SEP 1999)
DFARS 252.227-7039	Patents -- Reporting of Subject Inventions	(APR 1990)
DFARS 252.231-7000	Supplemental Cost Principles	(DEC 1991)
DFARS 252.232-7003	Electronic Submission of Payment Requests	(MAY 2006)
DFARS 252.232-7010	Levies on Contract Payments	(SEP 2005)
DFARS 252.235-7003	Frequency Authorization	(DEC 1991)
DFARS 252.235-7010	Acknowledgment of Support & Disclaimer	(MAY 1995)
DFARS 252.235-7011	Final Scientific or Technical Report	(NOV 2004)
DFARS 252.243-7002	Request For Equitable Adjustment	(MAR 1998)
DFARS 252.245-7001	Reports of Government Property	(MAY 1994)
DFARS 252.247-7023	Transportation of Supplies By Sea	(MAY 2002)